Exhibit 10.1

            FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

  This Second Amendment to Fourth Amended and Restated Loan and
Security Agreement (the "Second Amendment") is made as of this 15th day of December, 2005 by and among

      CASUAL MALE RETAIL GROUP, INC., and DESIGNS APPAREL, INC.
      (referred to individually as a "Borrower" and collectively as the "Borrowers"); and

      CASUAL MALE RETAIL GROUP, INC., as Borrowers' Representative for the Borrowers; and

      FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), HELLER FINANCIAL, INC., NATIONAL CITY BUSINESS CREDIT, INC., WELLS FARGO FOOTHILL, INC., WELLS FARGO BUSINESS CREDIT, INC., LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AGENT FOR STANDARD FEDERAL BANK NATIONAL ASSOCIATION, and WEBSTER BUSINESS CREDIT CORPORATION (together with each of their successors and assigns, referred to individually as a "Revolving Credit Lender" and collectively as the "Revolving Credit Lenders"); and

      FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), as SwingLine Lender; and

      FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), as Tranche B Lender (together with the Revolving Credit Lenders and the SwingLine Lender, the "Lenders"); and

      FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), as Administrative Agent and Collateral Agent for the
      Lenders; and

      WELLS FARGO FOOTHILL, INC., as Syndication Agent; and

      NATIONAL CITY BUSINESS CREDIT, INC. and HELLER FINANCIAL, INC., as Co-Documentation Agents (together with the Administrative Agent, Collateral Agent and Syndication Agent, the "Agents").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                            W I T N E S S E T H
       A.	Reference is made to the Fourth Amended and Restated Loan
and Security Agreement dated as of October 29, 2004 by and among the Borrowers, the Borrowers' Representative, the Lenders and the Agents, as amended by that certain First Amendment to Fourth Amended and Restated Loan and Security Agreement dated March 16, 2005 (as amended and in effect the "Credit Agreement").

       B.	The Borrowers have requested that the Agents and the
Lenders agree to amend the Credit Agreement to allow the Loan Parties to (i) amend the definition of Permitted Indebtedness to include a mortgage loan on real property to be owned by Casual Male Retail Group, Inc.; (ii) permit prepayment of Indebtedness subject to the terms and conditions contained herein; and (iii) amend the definition of Applicable Inventory Advance Rate, Revolving Credit Casual Male Companies Inventory Advance Rate and Revolving Credit RBT Inventory Advance Rate to extend the Rate which is applicable through December 15, 2005 to February 1, 2006.

       C.	The Agents and the Lenders, subject to the terms and
conditions of this Second Amendment, have agreed to modify the Credit
Agreement.

       Accordingly, the Agents, the Lenders, the Loan Parties , and the Borrowers' Representative agree as follows:

       1.	Definitions.  Capitalized terms used herein and not
otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       2.	Amendment to Credit Agreement.
            a.	Article 1 of the Credit Agreement is amended as
                  follows:
               (i)	The definitions of "Applicable Inventory
                        Advance Rate", "Revolving Credit Casual Male
                        Companies Inventory Advance Rate" and
                        "Revolving Credit RBT Inventory Advance Rate" are hereby amended to extend the Rate which is applicable through December 15, 2005 to February 1, 2006.
              (ii)	The definition of "Permitted Indebtedness" in
                        Article 1 shall be amended by adding new
                        subsection (k) and (l), which subsections shall read as follows:
                        "(k)	Indebtedness arising pursuant to the
                              LaSalle Mortgage Loan.
                         (l)	Indebtedness arising pursuant to a loan
                              which may be made by Bank of America,
                              N.A., in a principal amount not to exceed
                              $15,000,000.00, with a maturity date of
                              not longer than one (1) year, to be
                              secured by a junior Encumbrance on the
                              Collateral and a mortgage on the Canton
                              Property, to be repaid only from the
                              proceeds of a refinancing or
                              sale/leaseback of the Canton Property,
                              subject to such further terms and
                              conditions as are reasonably acceptable
                              to the Administrative Agent."
             (iii)	The following definitions are added to Article
                        1 of the Credit Agreement:

                        "Canton Property": The real property known and numbered as 555 Turnpike Street, Canton,
                        Massachusetts.

                        "LaSalle Mortgage Loan": The mortgage loan from LaSalle Bank National Association, as trustee, as successor to Chase Manhattan Bank to JBAK Canton Realty, Inc. dated December 30, 1996, in the original principal amount of $15,500,000.00, and assumed by Designs Canton Property Corp., secured by a Mortgage and Security Agreement and Assignment of Leases and Rents on the Canton Property.

              b.	Section 5.8 of the Credit Agreement is amended by the
addition of the following paragraph at the end thereof:

                        "Notwithstanding anything to the contrary
                         contained in this Section 5.8, from December
                        [15], 2005 through February 1, 2006 payments
                         permitted by this Section 5.8 shall be limited to the following: (i) the Loan Parties shall be permitted to make payments permitted to be made in accordance with the terms of Section 5.8(a); and (ii) the Loan Parties shall be permitted to make prepayments of and/or retire Permitted Indebtedness (exclusive of any payments on the Tranche B Loan, except as expressly permitted by Section 3.3) up to a maximum aggregate principal amount of $30,000,000.00, provided that after giving effect to any payment under this subsection (ii) Excess Availability is greater than $15,000,000.00."

              c.	Section 11.8 of the Credit Agreement is amended by
the addition of the following sentence at the end thereof:

                        "Notwithstanding anything to the contrary
                         contained in this Section 11.8, provided that the LaSalle Mortgage Loan is repaid in full on or before February 1, 2006, the occurrence of any event which gives rise to the right to accelerate such loan shall not constitute an Event of Default hereunder."

       3.	Ratification of Loan Documents. Except as otherwise
provided for herein, the terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect, and each Loan Party hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of, and the warranties and representations set forth, therein.

       4.	Conditions Precedent to Effectiveness.   This Second
Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative
Agent:

                 a.	This Second Amendment shall have been duly
                        executed and delivered by the respective parties hereto, and, shall be in full force and effect.

                 b.	All action on the part of the Loan Parties
                        necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

                 c.	The Loan Parties shall have provided such
                        additional instruments and documents to the Administrative Agent as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.

                 d.	The Loan Parties shall have paid to the
                        Administrative Agent, for the benefit of the Lenders, an amendment fee in the amount of $45,000.00.

       5.	Miscellaneous.
                 a.	This Second Amendment may be executed in
                        several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                 b.	This Second Amendment expresses the entire
                        understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                 c.	Any determination that any provision of this
                        Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

                d.	The Loan Parties shall pay on demand all
                        reasonable costs and expenses of the
                        Administrative Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                 e.	Each Loan Party warrants and represents that
                        the Loan Party has consulted with independent legal counsel of each Loan Party's selection in connection with this Second Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Second Amendment.

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IN WITNESS WHEREOF, the parties have duly executed this Second
Amendment as of the day and year first above written.

                                            CASUAL MALE RETAIL GROUP,
                                            INC.,  a Delaware
                                            corporation, as Borrower and
                                            Borrowers' Representative


                                            By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                            Name: Dennis R. Hernreich
                                            Title:  Executive Vice
                                            President, Chief Operating
                                            Officer, Chief Financial
                                            Officer, Treasurer and
                                            Secretary


                                            DESIGNS APPAREL, INC., as
                                            Borrower


                                            By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                            Name: Dennis R. Hernreich
                                            Title:  	Executive Vice
                                            President, Chief Operating
                                            Officer, Chief Financial
                                            Officer, Treasurer and
                                            Secretary


                                            ("GUARANTORS")

                                            CASUAL MALE CANADA INC.


                                            By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                            Name:  Dennis R. Hernreich
                                            Title: 	Executive Vice
                                            President, Chief 	Operating
                                            Officer, Chief Financial
                                            Officer, Treasurer and
                                            Secretary



                                            CAPTURE, LLC

                                            By Designs Apparel, Inc., its
                                            sole Member


                                            By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                            Name: Dennis R. Hernreich
                                           Title: 	Executive Vice
                                           President, Chief 	Operating
                                           Officer, Chief Financial
                                           Officer, Treasurer and
                                           Secretary

                                           CASUAL MALE STORE, LLC


                                           By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                           Name: Dennis R. Hernreich
                                           Title: 	Executive Vice
                                           President, Chief Operating
                                           Officer, Chief Financial
                                           Officer, Treasurer and
                                           Secretary

                                           CASUAL MALE RETAIL STORE, LLC


                                           By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                           Name: Dennis R. Hernreich
                                           Title: 	Executive Vice
                                           President, Chief Operating
                                           Officer, Chief Financial
                                           Officer, Treasurer and
                                           Secretary

                                           CASUAL MALE DIRECT, LLC


                                           By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                           Name: Dennis R. Hernreich
                                           Title: 	Executive Vice
                                           President, Chief Operating
                                           Officer, Chief Financial
                                           Officer, Treasurer and
                                           Secretary



                                           LP INNOVATIONS, INC.


                                           By /s/ DOUG A. LAUE
                                             ---------------
                                           Print
                                           Name:  Doug A. Laue
                                           Title: Senior Vice President, CFO and
                                                  Treasurer


                                           SECUREX LLC

                                           By LP Innovations, Inc., its
                                           sole Member


                                           By /s/ DOUG A. LAUE
                                             ---------------
                                           Print
                                           Name:  Doug A. Laue
                                           Title: Senior Vice President, CFO and
                                                  Treasurer




                                         CASUAL MALE RBT, LLC


                                         By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                         Name: Dennis R. Hernreich
                                         Title: 	Executive Vice
                                         President, Chief Operating
                                         Officer, Chief Financial
                                         Officer, Treasurer and
                                         Secretary

                                         CASUAL MALE RBT (U.K.) LLC


                                         By /s/ DENNIS R. HERNREICH
                                               -----------------------
                                         Name: Dennis R. Hernreich
                                         Title: 	Executive Vice
                                         President, Chief Operating
                                         Officer, Chief Financial
                                         Officer, Treasurer and
                                         Secretary



                                         FLEET RETAIL GROUP, LLC, as
                                         Administrative Agent,
                                         Collateral Agent, Revolving
                                         Credit Lender, SwingLine
                                         Lender, and Tranche B Lender


                                         By_/s/ KATHLEEN DIMOCK
                                            -------------------
                                         Name: Kathleen Dimock
                                         Title: Managing Director

                                         HELLER FINANCIAL, INC., as
                                         Co-Documentation Agent and
                                         Revolving Credit Lender


                                         By /s/ BRIAN SCHWINN
                                            -----------------
                                         Name:  Brian Schwinn
                                         Title: Duly Authorized Signatory

                                         NATIONAL CITY BUSINESS
                                         CREDIT, INC., as Co-
                                         Documentation Agent and
                                         Revolving Credit Lender


                                        By /s/ KATHRYN C. ELLERO
                                           ---------------------
                                        Name:  Kathryn C. Ellero
                                        Title: Vice President

                                        WELLS FARGO FOOTHILL, INC.,
                                        as Syndication Agent and
                                        Revolving Credit Lender


                                        By   /s/ EUNNIE KIM
                                           -----------------
                                        Name:    Eunnie Kim
                                        Title:   Vice President



                                        WELLS FARGO BUSINESS CREDIT,
                                        INC., as Revolving Credit
                                         Lender


                                        By   /s/ NIKI STONE
                                           -----------------
                                        Name:    Niki Stone
                                        Title:   Relationship Manager

                                        LASALLE RETAIL FINANCE, A
                                        DIVISION OF LASALLE BUSINESS
                                        CREDIT, INC., AGENT FOR
                                        STANDARD FEDERAL BANK
                                        NATIONAL ASSOCIATION, as
                                        Revolving Credit Lender


                                        By___________________________
                                        Name:
                                        Title:

                                        WEBSTER BUSINESS CREDIT
                                        CORPORATION, as Revolving
                                        Credit Lender


                                        By  /s/ ANDREW D. WIERMAN
                                            ---------------------
                                        Name:   Andrew D. Wierman
                                        Title:  AVP



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